UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2012

ZBB Energy Corporation
(Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin                                                                                                            53051
(Address of principal executive offices)                                                                                                                         (Zip Code)

Registrant’s telephone number, including area code:                                                                                                         (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	1.02 Termination of a Material Definitive Agreement.

As previously reported, ZBB Energy Corporation (the “Company”) and Socius CG II, Ltd., a Bermuda exempted company (“Socius”), entered into the Amended and Restated Securities Purchase Agreement dated as of August 30, 2010 (the “Purchase Agreement”).  On May 7, 2012, the Company provided notice to Socius electing to terminate the Purchase Agreement.  In accordance with the terms of the Purchase Agreement, the termination was effective 30 days from the date of such notice.  In connection with the termination of the Purchase Agreement, the Company and Socius entered into a Redemption Agreement, dated June 30, 2012, pursuant to which the Company acquired and redeemed all the shares of the Company’s Series A Preferred Stock issued to Socius under the Purchase Agreement (the “Shares”) in exchange for the cancellation of the secured promissory notes issued by Socius to the Company under the Purchase Agreement (the “Redemption”).  Following completion of the Redemption and the retirement and cancellation of the Shares, no shares of Series A Preferred Stock remain outstanding.

A description of the material terms of the Purchase Agreement is set forth in the Company’s Current Report on Form 8-K filed on August 31, 2010, which description is incorporated herein by reference.

Item	5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2012, following the Redemption, the Company filed a Certificate of Cancellation with the Secretary of State of Wisconsin to eliminate from its Articles of Incorporation all matters set forth in the Certificate of Designations of Preferences, Rights and Limitations of the Series A Preferred Stock previously filed with the Secretary of State of Wisconsin on November 15, 2010.  The Certificate of Cancellation, which became effective on the date of filing, is attached to this report as Exhibit 3.1 and incorporated into this Item 5.03 by this reference.

Item	9.01 Financial Statements and Exhibits.

Exhibits

The exhibit required to be filed as a part of this Current Report on Form 8-K is listed in the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated:           July 3, 2012                                                      By:      /s/ Eric C. Apfelbach
 Name: Eric C. Apfelbach
 Title:   President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Certificate of Cancellation of Series A Preferred Stock